Exhibit 99.1

PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 27 SEPTEMBER 2004 TO 28 DECEMBER 2004

	Class A Notes		A$ Class B Notes
NOTE INFORMATION
Original Principal Balance of each class of Note at the time of their issue	US$	1,000,000,000	A$	63,000,000
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$	420,998,700	A$	63,000,000
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$	44,290,100	A$	0
Principal Balance of each class of Note after payments referred to above have been applied	US$	376,708,600	A$	63,000,000
Note Factor at the end of the Quarterly Payment Date		0.376708600		1.000000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$	2,294,794	A$	951,614
LIBOR / BBSW in respect of this quarterly period		1.95000%		5.4183%
Rate of interest payable on each class of Note in respect of this quarterly period		2.11000%		5.9283%
SUBORDINATION LEVELS
Moody’s indicative required subordination level at time of issue		3.00%
Standard & Poor’s indicative required subordination level at time of issue		1.85%
Fitch indicative required subordination level at time of issue		2.60%
Initial Subordination Level provided on the Closing Date		3.50%
Actual Subordination Level on this Quarterly Payment Date		8.77%
A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
As at 21 December 2004 no A$ Redraw Notes or A$ Subordinated Notes have been issued
REDRAW FACILITY
Redraw Facility Limit as at 21 December 2004	A$	5,000,000
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal at the end of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal repaid during the quarterly period	A$	0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$	3,779
Interest paid on Redraw Facility Principal during the quarterly period	A$	3,424
PRINCIPAL CASH BALANCE IN AUD
Principal Cash Balance at the commencement of this Quarterly Payment Date	A$	3,975,860
Principal Cash Balance at the end of this Quarterly Payment Date	A$	3,590,730
INCOME RESERVE IN AUD
Income Reserve at the commencement of this Quarterly Payment Date	A$	0
Income Reserve at the end of this Quarterly Payment Date	A$	0
COLLECTION INFORMATION IN AUD
Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$	94,531,500
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$	3,590,730
Less : Income Reserve at the end of the Quarterly Payment Date	A$	0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$	90,940,770
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$	13,914,471

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	77,026,298

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$	77,026,298
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$	0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	77,026,298

US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$	44,290,100

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 27 SEPTEMBER 2004 TO 28 DECEMBER 2004 (continued)

HOUSING LOAN POOL INFORMATION IN AUD
	Number of Housing Loans		Number of Housing Loan Accounts	Maximum Current Housing Loan Balance	Minimum Current Housing Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date		4,311	5,274	A$860,213	A$0
	Weighted Average Original Loan-to-Value Ratio		Weighted Average Current Loan-to-Value Ratio	Maximum Original Loan-to-Value Ratio	Total Valuation of the Security Properties
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date		74.67%	67.46%	95.00%	A$1,250,828,981
	Outstanding Balance of Housing Loans		Outstanding Balance of Fixed Rate Housing Loans	Outstanding Balance of Variable Rate Housing Loans	Average Current Housing Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date		A$714,554,624	A$64,711,089	A$649,843,535	A$165,751
	Maximum Remaining Term To Maturity		Weighted Average Remaining Term to Maturity	Weighted Average Seasoning	Stated Income Proportion
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	337 months		317 months	42 months	8.61%
FURTHER ADVANCE INFORMATION IN AUD
Aggregate amount of Further Advances (not being subordinated further advances) made during the period		A$0
DELINQUENCY INFORMATION
As at the opening of business on December 1, 2004.
	Number of Housing Loans		Percentage of Pool by number	Outstanding Balance of the Applicable Delinquent Housing Loans	Percentage of Pool by Outstanding Balance of Housing Loans
30 - 59 days		8	0.15%	A$1,192,585	0.17%
60 - 89 days		1	0.02%	A$338,854	0.05%
90 - 119 days		3	0.06%	A$755,809	0.11%
Greater than 120 days		2	0.04%	A$600,556	0.08%
Total Arrears		14	0.27%	A$2,887,804	0.41%

MORTGAGE INSURANCE CLAIMS INFORMATION
Details provided are in respect of the period since the Closing Date to the opening of business on December 1, 2004.
Amount of mortgage insurance claims made:	A$	230,721
Amount of mortgage insurance claims paid:	A$	230,721
Amount of mortgage insurance claims pending:	A$	0
Amount of mortgage insurance claims denied:	A$	0